EXHIBIT 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Transition Report of Uxin Limited (the “Company”) on Form 20-F for the three months ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zhen Zeng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 24, 2020

By:	/s/ Zhen Zeng
	Name:	Zhen Zeng
	Title:	Chief Financial Officer